EXHIBIT 99.2

                             MORGAN STANLEY
                              MSAC 2004-NC5

                       Non-Primary Owner Occupied


Selection Criteria: Non-Primary Owner Occupied
Table of Contents

1. Geographic Distribution of Mortgaged Properties


1. Geographic Distribution of Mortgaged Properties

--------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                          Mortgage
                                                                           Pool by
                                                             Aggregate    Aggregate   Weighted   Weighted
                                                   Number     Cut-off      Cut-off    Average     Average    Weighted   Weighted
                                                     of         Date        Date       Gross     Remaining   Average    Average
                                                  Mortgage   Principal    Principal   Interest     Term      Original     FICO
Geographic Distribution of Mortgaged Properties    Loans     Balance ($)   Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------------
California                                             100   23,746,514       40.43      6.897         351      77.38        664
--------------------------------------------------------------------------------------------------------------------------------
New York                                                29    6,737,244       11.47      6.651         346      76.33        659
--------------------------------------------------------------------------------------------------------------------------------
Florida                                                 28    3,753,833        6.39      7.422         355      80.18        632
--------------------------------------------------------------------------------------------------------------------------------
Texas                                                   28    2,347,064        4.00      7.629         308      78.84        625
--------------------------------------------------------------------------------------------------------------------------------
New Jersey                                              11    2,014,295        3.43      7.877         357      73.76        631
--------------------------------------------------------------------------------------------------------------------------------
Illinois                                                14    1,799,063        3.06      7.468         357      79.62        637
--------------------------------------------------------------------------------------------------------------------------------
Washington                                               9    1,696,981        2.89      7.002         343      80.35        649
--------------------------------------------------------------------------------------------------------------------------------
Michigan                                                16    1,406,489        2.39      8.171         357      76.21        626
--------------------------------------------------------------------------------------------------------------------------------
Minnesota                                                6    1,322,164        2.25      6.656         357      82.66        685
--------------------------------------------------------------------------------------------------------------------------------
Hawaii                                                   6    1,243,041        2.12      7.015         356      80.81        682
--------------------------------------------------------------------------------------------------------------------------------
Massachusetts                                            6    1,130,201        1.92      7.503         357      82.73        638
--------------------------------------------------------------------------------------------------------------------------------
Arizona                                                  7    1,082,465        1.84      7.249         356      78.46        611
--------------------------------------------------------------------------------------------------------------------------------
Oregon                                                   8      918,882        1.56      7.348         357      77.17        671
--------------------------------------------------------------------------------------------------------------------------------
Nevada                                                   6      778,676        1.33      7.246         356      82.07        629
--------------------------------------------------------------------------------------------------------------------------------
Connecticut                                              4      757,859        1.29      7.616         357      70.69        602
--------------------------------------------------------------------------------------------------------------------------------
Other                                                   73    7,997,323       13.62      7.503         350      79.03        640
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                 351   58,732,094      100.00      7.135         350      78.01        651
--------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 40


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.